                                                                      Exhibit 21


                           SUBSIDIARIES OF THE COMPANY

           Certain active subsidiaries of the Company and their subsidiaries as of December 31, 2001, are listed below. The names of certain subsidiaries, which considered in the aggregate would not constitute a significant subsidiary, have been omitted.

                                                                                                          State or
                                                                                                        Country of
                     Name                                                                              Organization
                     ----                                                                              ------------
152999 Canada Inc. ..................................................................................     Canada
20th Century Denmark Limited ........................................................................     Liberia
A/S Maarud ..........................................................................................     Norway
AB Estrella .........................................................................................     Sweden
AB Kraft Foods Lietuva ..............................................................................     Lithuania
Abal Hermanos S.A. ..................................................................................     Uruguay
AGF SP, Inc. ........................................................................................     Japan
Airco IHC, Inc. .....................................................................................     Delaware
Ajinomoto General Foods, Inc. .......................................................................     Japan
Aktieselskabet FMD af 11. juni 1920 .................................................................     Denmark
Balance Bar Company .................................................................................     Delaware
Beech-Nut Life Savers (Panama) S.A...................................................................     Panama
Beijing Nabisco Food Company Ltd. ...................................................................     China
Boca Foods Company ..................................................................................     Delaware
Burlington Foods, Inc. ..............................................................................     Delaware
C.A. Tabacalera Nacional ............................................................................     Venezuela
Cafe GRAND'MERE S.A. ................................................................................     France
Callard & Bowser-Suchard, Inc. ......................................................................     Delaware
Canale S.A. .........................................................................................     Argentina
Capri Sun, Inc. .....................................................................................     Delaware
Celis Brewery, Inc.  ................................................................................     Texas
Chrysalis Technologies Incorporated .................................................................     Virginia
Churny Company, Inc. ................................................................................     Delaware
Closed Joint Stock Company Kraft Foods Ukraine ......................................................     Ukraine
Compania Venezolana de Conservas C.A. ...............................................................     Venezuela
Corporativo Kraft SRL ...............................................................................     Mexico
Cote d'Or Italia S.r.l. .............................................................................     Italy
Covenco Holding C.A. ................................................................................     Venezuela
Dart Resorts Inc. ...................................................................................     Delaware
Dely, S.A. ..........................................................................................     Guatemala
Distribuidora Pan Americana, S.A. ...................................................................     Panama
Dong Suh Foods Corporation ..........................................................................     Korea
Dong Suh Oil & Fats Co. Ltd. ........................................................................     Korea
DR SPV, LLC .........................................................................................     Delaware
El Gallito Industrial, S.A. .........................................................................     Costa Rica
Establecimiento Modelo Terrabusi S.A. ...............................................................     Argentina
Estrella A/S ........................................................................................     Denmark
f6 Cigarettenfabrik Dresden GmbH ....................................................................     Germany
Fattorie Osella S.p.A. ..............................................................................     Italy
Fleischmann International, Inc. .....................................................................     Delaware
Fleischmann Nabisco Uruguay S.A......................................................................     Uruguay
Foster's USA, LLC ...................................................................................     Delaware
Franklin Baker Company of the Philippines ...........................................................     Philippines
Freezer Queen Ltd. ..................................................................................     Canada
FTR Holding S.A. ....................................................................................     Switzerland
Fulmer Corporation Limited ..........................................................................     Bahamas
Gelatinas Ecuatoriana S.A. ..........................................................................     Ecuador

                                                                                                          State or
                                                                                                        Country of
                     Name                                                                              Organization
                     ----                                                                              ------------
General Foods Credit Corporation ....................................................................     Delaware
General Foods Credit Investors No. 1 Corporation ....................................................     Delaware
General Foods Credit Investors No. 2 Corporation ....................................................     Delaware
General Foods Credit Investors No. 3 Corporation ....................................................     Delaware
General Foods Foreign Sales Corporation .............................................................     Virgin Islands (U.S.)
Gevaliarosteriet AB .................................................................................     Sweden
Godfrey Phillips (Malaysia) Sdn. Bhd. ...............................................................     Malaysia
Grant Holdings, Inc. ................................................................................     Pennsylvania
Grant Transit Co. ...................................................................................     Delaware
Grundstucksgemeinschaft Kraft Foods .................................................................     Germany
HAG GF AG ...........................................................................................     Germany
HAG-Coffex ..........................................................................................     France
Hervin Holdings, Inc. ...............................................................................     Delaware
HNB Investment Corp. ................................................................................     Delaware
IKM S. de R.L. de C.V. ..............................................................................     Mexico
Industria e Comercio de Produtos Alimenticios Cerqueirense Ltda. ....................................     Brazil
Industrias Alimenticias Maguary Ltda. ...............................................................     Brazil
Intertaba S.p.A. ....................................................................................     Italy
Iracema Industrias de Caju Ltda. ....................................................................     Brazil
Jacob Leinenkugel Brewing Company, Inc. .............................................................     Wisconsin
Jacobs Suchard Alimentos do Brasil Ltda. ............................................................     Brazil
JSC Philip Morris Ukraine ...........................................................................     Ukraine
Jupiter Produtos Alimenticios Ltda. .................................................................     Brazil
KFI - USLLC I ......................................................................................      Delaware
KFI - USLLC II .....................................................................................      Delaware
KFI - USLLC IV ......................................................................................     Delaware
KFI - USLLC V .......................................................................................     Delaware
KFI - USLLC VII .....................................................................................     Delaware
KFI - USLLC IX ......................................................................................     Delaware
KFI - USLLC XI ......................................................................................     Delaware
KFI - USLLC XIII ....................................................................................     Delaware
KJS Limited .........................................................................................     Hong Kong
Kraft Canada Inc. ...................................................................................     Canada
Kraft Food Ingredients Corp. ........................................................................     Delaware
Kraft Foods (Australia) Limited .....................................................................     Australia
Kraft Foods (New Zealand) Limited ...................................................................     New Zealand
Kraft Foods (Philippines), Inc. .....................................................................     Philippines
Kraft Foods (Puerto Rico), Inc. .....................................................................     Puerto Rico
Kraft Foods (Singapore) Pte Ltd .....................................................................     Singapore
Kraft Foods (Thailand) Limited ......................................................................     Thailand
Kraft Foods Argentina S.A. ..........................................................................     Argentina
Kraft Foods AS ......................................................................................     Norway
Kraft Foods Belgium S.A. ............................................................................     Belgium
Kraft Foods Brasil, S.A. ............................................................................     Brazil
Kraft Foods Bulgaria AD .............................................................................     Bulgaria
Kraft Foods Central & Eastern Europe Service B.V. ...................................................     Netherlands
Kraft Foods CR s.r.o. ...............................................................................     Czech Republic
Kraft Foods Danmark ApS .............................................................................     Denmark
Kraft Foods Danmark Holding A/S .....................................................................     Denmark
Kraft Foods de Mexico S.A. de C.V. ..................................................................     Mexico
Kraft Foods Deutschland GmbH & Co. KG ...............................................................     Germany
Kraft Foods Deutschland Holding GmbH ................................................................     Germany
Kraft Foods Dominicana, S.A..........................................................................     Dom. Repub.

                                                                                                          State or
                                                                                                        Country of
                     Name                                                                              Organization
                     ----                                                                              ------------
Kraft Foods Egypt LLC ...............................................................................     Egypt
Kraft Foods Espana, S.A. ............................................................................     Spain
Kraft Foods France ..................................................................................     France
Kraft Foods Hellas S.A. .............................................................................     Greece
Kraft Foods Holding (Europa) GmbH  ..................................................................     Switzerland
Kraft Foods Holdings, Inc. ..........................................................................     Delaware
Kraft Foods Hors Domicile............................................................................     France
Kraft Foods Hungaria Kft. ...........................................................................     Hungary
Kraft Foods Inc. ....................................................................................     Virginia
Kraft Foods International Beverages, Inc. ...........................................................     Delaware
Kraft Foods International Services, Inc. ............................................................     Delaware
Kraft Foods International, Inc. .....................................................................     Delaware
Kraft Foods Investments Inc. ........................................................................     Delaware
Kraft Foods Ireland Limited .........................................................................     Ireland
Kraft Foods Italia S.p.A. ...........................................................................     Italy
Kraft Foods Jamaica Limited .........................................................................     Jamaica
Kraft Foods Laverune ................................................................................     France
Kraft Foods Limited .................................................................................     Australia
Kraft Foods Limited (Asia) ..........................................................................     Hong Kong
Kraft Foods Manufacturing Corporation ...............................................................     Delaware
Kraft Foods Manufacturing GmbH & Co. KG .............................................................     Germany
Kraft Foods Manufacturing Midwest, Inc. .............................................................     Delaware
Kraft Foods Manufacuring West, Inc. .................................................................     Delaware
Kraft Foods Maroc S.A. ..............................................................................     Morocco
Kraft Foods Mexico Holding I BV .....................................................................     Netherlands
Kraft Foods Mexico Holdings II BV....................................................................     Netherlands
Kraft Foods Namur S.A. ..............................................................................     Belgium
Kraft Foods Nederland B.V. ..........................................................................     Netherlands
Kraft Foods Norge AS ................................................................................     Norway
Kraft Foods North America, Inc. .....................................................................     Delaware
Kraft Foods Oesterreich GmbH.........................................................................     Austria
Kraft Foods Peru S.A. ...............................................................................     Peru
Kraft Foods Polska Sp.z o.o. ........................................................................     Poland
Kraft Foods Portugal Produtos Alimentares Lda. ......................................................     Portugal
Kraft Foods Produktion GmbH .........................................................................     Germany
Kraft Foods R & D, Inc. .............................................................................     Delaware
Kraft Foods Romania SA ..............................................................................     Romania
Kraft Foods Schweiz AG ..............................................................................     Switzerland
Kraft Foods Schweiz Holding AG ......................................................................     Switzerland
Kraft Foods Slovakia a.s. ...........................................................................     Slovak Republic
Kraft Foods Strasbourg ..............................................................................     France
Kraft Foods Sverige AB ..............................................................................     Sweden
Kraft Foods Taiwan Limited...........................................................................     Taiwan
Kraft Foods UK Ltd. .................................................................................     United Kingdom
Kraft Foods Uruguay, S.A. ...........................................................................     Uruguay
Kraft Guangtong Food Company, Limited ...............................................................     China
Kraft Jacobs Suchard (Australia) Pty. Ltd. ..........................................................     Australia
Kraft Jacobs Suchard Service AG (Switzerland) .......................................................     Switzerland
Kraft Japan, K.K. ...................................................................................     Japan
Kraft Korea Inc. ....................................................................................     Korea, Republic of
Kraft Pizza Company .................................................................................     Delaware
Kraft Tianmei Food (Tianjin) Co., Ltd. ..............................................................     China
Kraftsa Kraft Sabanci Gida Pazarlama ve Tic. A.S.....................................................     Turkey
Krema Limited .......................................................................................     Ireland

                                                                                                          State or
                                                                                                        Country of
                     Name                                                                              Organization
                     ----                                                                              ------------
La Loire Investment Corp. ...........................................................................     Delaware
La Seine Investment Corp. ...........................................................................     Delaware
Landers y Cia, S.A. .................................................................................     Colombia
Le Rhone Investment Corp. ...........................................................................     Delaware
Leite Gloria do Nordeste S.A. .......................................................................     Brazil
Marsa Kraft Jacobs Suchard Sabanci Gida Sanayi ve Ticaret A.S. ......................................     Turkey
Martlet Importing Co. Inc. ..........................................................................     New York
Massalin Particulares S.A. ..........................................................................     Argentina
Michigan Investment Corp. ...........................................................................     Delaware
Miller Brewing 1855, Inc. ...........................................................................     Delaware
Miller Brewing Company ..............................................................................     Wisconsin
Miller Brewing of Europe, Ltd. ......................................................................     United Kingdom
Mirabell Salzburger Confiserie-und Bisquit GmbH .....................................................     German Democratic Rep.
NABEC, S.A. .........................................................................................     Ecuador
Nabisco (China) Limited .............................................................................     China
Nabisco (Thailand) Limited ..........................................................................     Thailand
Nabisco Brands Holdings Denmark Limited .............................................................     Liberia
Nabisco Caribbean Export, Inc. ......................................................................     Delaware
Nabisco de Nicaragua, S.A. ..........................................................................     Nicaragua
Nabisco Euro Holdings Ltd. ..........................................................................     Cayman Islands
Nabisco Food (Suzhou) Co. Ltd. ......................................................................     China
Nabisco Group Ltd. ..................................................................................     Delaware
Nabisco Holdings II B.V. ............................................................................     Netherlands
Nabisco Hong Kong Limited ...........................................................................     Hong Kong
Nabisco International Limited .......................................................................     Nevada
Nabisco International M.E./Africa L.L.C. ............................................................     Dubai, U.A.E.
Nabisco International, Inc. .........................................................................     Delaware
Nabisco International, S.A. .........................................................................     Panama
Nabisco Inversiones S.A. ............................................................................     Argentina
Nabisco Investments, Inc. ...........................................................................     Delaware
Nabisco Philippines, Inc. ...........................................................................     Philippines
Nabisco Royal Argentina LLC .........................................................................     Delaware
Nabisco Royal de Honduras, S.A. .....................................................................     Honduras
Nabisco Royal del Ecuador, S.A. .....................................................................     Ecuador
Nabisco Royal, Inc. .................................................................................     New York
Nabisco South Africa (Proprietary) Limited ..........................................................     South Africa
Nabisco Taiwan Corporation ..........................................................................     Taiwan
Nabisco Trading AG ..................................................................................     Switzerland
Nabisco Venezuela, C.A...............................................................................     Venezuela
OAO Philip Morris Kuban .............................................................................     Russia
OJSS Philip Morris Kazakhstan .......................................................................     Kazakhstan
One Channel Corp. ...................................................................................     Delaware
Orecla Realty, Inc. .................................................................................     Phillipines
Oy Estrella AB ......................................................................................     Finland
Oy Kraft Foods Finland Ab ...........................................................................     Finland
P.M. Beverage Holdings, Inc. ........................................................................     Delaware
P.T. Kraft Ultrajaya Indonesia ......................................................................     Indonesia
Park (1989) B.V. ....................................................................................     Netherlands
Park (U.K.) Limited .................................................................................     United Kingdom
Park Export Corporation .............................................................................     U.S. Virgin Islands
Pavlides S.A. Chocolate Manufacturers ...............................................................     Greece
Phenix Leasing Corporation ..........................................................................     Delaware
Phenix Management Corporation .......................................................................     Delaware
Philip Morris (Malaysia) Sdn. Bhd. ..................................................................     Malaysia

                                                                                                          State or
                                                                                                        Country of
                     Name                                                                              Organization
                     ----                                                                              ------------
Philip Morris (Thailand) Ltd. .......................................................................     Delaware
Philip Morris Asia Limited ..........................................................................     Hong Kong
Philip Morris Belgium S.A. ..........................................................................     Belgium
Philip Morris Brasil S.A. ...........................................................................     Delaware
Philip Morris Capital (Ireland) Limited .............................................................     Ireland
Philip Morris Capital Corporation ...................................................................     Delaware
Philip Morris Corporate Services Inc. ...............................................................     Delaware
Philip Morris CR a.s. ...............................................................................     Czech Republic
Philip Morris Duty Free Inc. ........................................................................     Delaware
Philip Morris Finance Europe B.V. ...................................................................     Netherlands
Philip Morris France S.A.S. .........................................................................     France
Philip Morris G.m.b.H. ..............................................................................     Germany
Philip Morris Hellas A.E.B.E. .......................................................................     Greece
Philip Morris Holland B.V. ..........................................................................     Netherlands
Philip Morris Hungary Cigarette Manufacturing and Trading Ltd. ......................................     Hungary
Philip Morris Incorporated ..........................................................................     Virginia
Philip Morris Information Services Limited ..........................................................     Australia
Philip Morris International Finance Corporation .....................................................     Delaware
Philip Morris International Inc. ....................................................................     Delaware
Philip Morris International Management S.A. .........................................................     Switzerland
Philip Morris Kabushiki Kaisha ......................................................................     Japan
Philip Morris Korea C.H. ............................................................................     Korea
Philip Morris Latin America Inc. ....................................................................     Delaware
Philip Morris Limited ...............................................................................     Australia
Philip Morris Ljubljana d.o.o. ......................................................................     Slovenia
Philip Morris Management Corp. ......................................................................     New York
Philip Morris Mexico S.A. de C.V. ...................................................................     Mexico
Philip Morris Paraguay S.A. .........................................................................     Paraguay
Philip Morris Philippines Inc. ......................................................................     Philippines
Philip Morris Polska S.A. ...........................................................................     Poland
Philip Morris Products Inc. .........................................................................     Virginia
Philip Morris Products S.A.  ........................................................................     Switzerland
Philip Morris Reunion s.a.r.l. ......................................................................     Le Reunion
Philip Morris Romania S.R.L. ........................................................................     Romania
Philip Morris S.p.A. ................................................................................     Italy
Philip Morris SA, Philip Morris Sabanci Pazarlama ve Satis A.S. .....................................     Turkey
Philip Morris Sales & Marketing Ltd. ................................................................     Russia
Philip Morris Singapore Pte. Ltd. ...................................................................     Singapore
Philip Morris Slovakia s.r.o. .......................................................................     Slovak Republic
Philip Morris Spain S.A. ............................................................................     Spain
Philip Morris Taiwan S.A. ...........................................................................     Switzerland
Philip Morris World Trade S.A. ......................................................................     Switzerland
PHILSA Philip Morris Sabanci Sigara ve Tutunculuk Sanayi ve Ticaret A.S. ............................     Turkey
PMCC Investors No. 1 Corporation ....................................................................     Delaware
PMCC Investors No. 2 Corporation ....................................................................     Delaware
PMCC Investors No. 3 Corporation ....................................................................     Delaware
PMCC Investors No. 4 Corporation ....................................................................     Delaware
PMCC Leasing Corporation ............................................................................     Delaware
Posto Apolo Ltda. ...................................................................................     Brazil
Productos Confitados Salvavidas de Guatemala, S.A. ..................................................     Guatemala
Productos Kraft SRL .................................................................................     Mexico
Produtos Alimenticios Fleischmann e Royal Ltda. .....................................................     Brazil
Produtos Alimenticios Pilar Ltda. ...................................................................     Brazil
Produtos Alimenticios Royal S.A. ....................................................................     Costa Rica

                                                                                                          State or
                                                                                                        Country of
                     Name                                                                              Organization
                     ----                                                                              ------------
PT Nabisco Foods ....................................................................................     Indonesia
PT Philip Morris Indonesia ..........................................................................     Indonesia
Riespri, S.A. .......................................................................................     Spain
Roskill Cartage and Storage Limited .................................................................     New Zealand
San Dionisio Realty Corporation .....................................................................     Philippines
SB Leasing Inc. .....................................................................................     Delaware
Seven Seas Foods, Inc. ..............................................................................     Delaware
Stella D'oro Biscuit Co., Inc. ......................................................................     New York
Suchard Limited .....................................................................................     United Kingdom
Suchard Schokolade Ges. MbH .........................................................................     Austria
Superior AgResource, Inc. ...........................................................................     Delaware
Tabacalera Centroamericana S.A. .....................................................................     Guatemala
Tabacalera Costarricense S.A. .......................................................................     Costa Rica
Tabacalera de El Salvador S.A. de C.V. ..............................................................     El Salvador
Tabaqueira, S.A. ....................................................................................     Portugal
Taloca AG ...........................................................................................     Switzerland
Taloca Ltda. ........................................................................................     Brazil
Tevalca Holding C.A. ................................................................................     Venezuela
The Fleischmann Corporation .........................................................................     Delaware
The Hervin Company ..................................................................................     Oregon
The Kenco Coffee Company Limited ....................................................................     United Kingdom
Trademarks LLC.......................................................................................     Delaware
Transapolo-Transportes Rodoviarios Apolo Ltda. ......................................................     Brazil
Trimaran Leasing Investors, L.L.C.-II ...............................................................     Delaware
UAB Philip Morris Lietuva ...........................................................................     Lithuania
Vict. Th. Engwall & Co., Inc. .......................................................................     Delaware
Votesor BV ..........................................................................................     Netherlands
West Indies Yeast Company Limited ...................................................................     Jamaica
Wolverine Investment Corp. ..........................................................................     Delaware
Yili-Nabisco Biscuit & Food Company Limited .........................................................     China
ZAO Philip Morris Izhora ............................................................................     Russia
ZAO Philip Morris Neva ..............................................................................     Russia